SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
              (Date of earliest event reported): November 11, 2002

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                             0-21696                  22-3106987
--------                             -------                  ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
 of Incorporation)                                           Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


                         Registrant's telephone number,
                              including area code:
                                 (617) 494-0400



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ITEM 5.    OTHER EVENTS

           On November 11, 2002, the Registrant disseminated a Press Release announcing that it has entered into definitive agreements with selected existing and new institutional investors for the purchase of
           2.2 million shares of its common stock at $2.75 per share in a direct equity placement for gross proceeds of $6.1 million.

           The information contained in the Press Release dated November 11, 2002 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

           99.1     The Registrant's Press Release dated November 11, 2002.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ARIAD PHARMACEUTICALS, INC.



                                              By:   /s/ Edward M. Fitzgerald
                                                    ------------------------
                                                    Edward M. Fitzgerald
                                                    Senior Vice President and
                                                    Chief Financial Officer


Date:    November 11, 2002


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                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number     Description                                    Sequential Page Number
-------    -----------                                    ----------------------

99.1       The Registrant's Press Release dated November 11, 2002.         4



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                                                                    Exhibit 99.1

ARIAD Announces $6.1 Million Direct Equity Placement

    CAMBRIDGE, Mass.--Nov. 11, 2002--ARIAD Pharmaceuticals, Inc. (Nasdaq: ARIA) today announced that it has entered into definitive agreements with selected existing and new institutional investors for the purchase of 2.2 million shares of its common stock at $2.75 per share in a direct equity placement for gross proceeds of $6.1 million. The offering is expected to close within two business days. Rodman & Renshaw, Inc. served as placement agent for the offering. The shares were offered through a prospectus supplement pursuant to the Company's effective universal shelf registration statement.

    This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

    Some of the matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are identified by the use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such statements are based on management's current expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such forward-looking statements. These risks include, but are not limited to, risks and uncertainties regarding the Company's ability to conduct preclinical and clinical studies of its product candidates and the results of such studies, regulatory oversight, intellectual property claims, the timing, scope, cost and outcome of legal proceedings, future capital needs, key employees, dependence on the Company's collaborators and manufacturers, markets, economic conditions, products, services, prices, reimbursement rates, competition and other risks detailed in the Company's public filings with the Securities and Exchange Commission, including ARIAD's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The information contained in this document is believed to be current as of the date of original issue. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in the Company's expectations, except as required by law.

    CONTACT: ARIAD Pharmaceuticals, Inc.
             Tom Pearson, 610/407-9260
             or
             ARIAD Pharmaceuticals, Inc.
             Kathy Lawton, 617/621-2345


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